The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients

October 15, 2020 | Ateev Mehrotra, Michael Chernew, David Linetsky, Hilary Hatch, David Cutler, and Eric C. Schneider


Census 2020

The COVID-19 pandemic has dramatically altered the delivery of outpatient care. Initially, health care practices deferred elective visits, modified their practices to safely accommodate in-person visits, and increased their use of telemedicine.

In late April, we published results showing that, early in the pandemic, the number of visits to ambulatory care providers had declined by nearly 60 percent. Our mid-May update showed a substantial rebound in office visits, but that had plateaued by late June. In August, we highlighted drops in visit counts in what were hotspots of COVID-19 incidence. In this report, our fifth, we update outpatient visit trends through October 10.

As summer ended, state and local governments lifted many restrictions on travel and nonessential services. Like many businesses, outpatient practices and their patients have adapted to this new normal. Yet providers in some areas of the country have been facing surges of COVID-19 cases in their communities and the challenges of keeping patients and clinicians safe while also maintaining revenue.

The charts that follow illustrate that overall visit counts per week have fully rebounded. In total, weekly visit counts now slightly exceed prepandemic levels. However, there is considerable variation by patient age, geographic area, clinical specialty, and insurance coverage.

By tracking trends in outpatient office visits, we hope to shed light on several persistent questions:

- What is the clinical impact of the pandemic? Are people getting the care they need?
- Are new policies encouraging greater use of telemedicine?
- What is the financial impact of the pandemic on health care providers?

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Visits for outpatient care, which had fallen nearly 60 percent in April, have returned in the past month to the levels prior to the COVID-19 pandemic.

While outpatient visits overall have rebounded, there's a lot of variation. The number of visits to dermatologists is actually higher than before the pandemic, while visits to behavioral health providers remains well below.

Researchers at Harvard University, the Commonwealth Fund, and Phreesia, a health care technology company, analyzed data on changes in visit volume for the more than 50,000 providers that are Phreesia clients. Details on data sources, analyses, and study limitations are available at the bottom of this post.

Visits to ambulatory providers fell nearly 60 percent by early April. Since then visits have rebounded, returning in the past month to prepandemic levels.

Percent change in visits from baseline



Baseline week
Total visits
Cumulative change in visits
10%
0
-10%
-20%
-30%
-40%
-50%
-60%
02/16 02/23 03/01 03/08 03/15 03/22 03/29 04/05 04/12 04/19 04/26 05/03 05/10 05/17 05/24 05/31 06/07 06/14 06/21 06/28 07/05 07/12 07/19 07/26 08/02 08/09 08/16 08/23 08/30 09/06 09/13 09/20 09/27 10/04
Week starting

Download data

Note: Data are presented as a percentage change in the number of visits in a given week from the baseline week (March 1–7).

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

While visits overall have returned to levels prior to the pandemic, they vary by several factors, including age group. For example, visits for younger children remain substantially below the prepandemic baseline.

Percent change in visits from baseline, by age



10%
0
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
02/16 02/23 03/01 03/08 03/15 03/22 03/29 04/05 04/12 04/19 04/26 05/03 05/10 05/17 05/24 05/31 06/07 06/14 06/21 06/28 07/05 07/12 07/19 07/26 08/02 08/09 08/16 08/23 08/30 09/06 09/13 09/20 09/27 10/04
Week starting
Ages 0–2
Ages 3–5
Ages 6–17
Ages 18–64
Ages 65–74
Age 75+

Download data

Data are presented as a percentage change in the number of visits in a given week from the baseline week (March 1–7).

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

Weekly visits to dermatologists, urologists, and adult primary care physicians, among other specialists, are exceeding the prepandemic baseline. But weekly visits to certain other specialists, including pulmonologists and behavioral health providers, remain substantially below their baseline.



Percent change in visits from baseline, by provider specialty
Week starting 10/04
Dermatology 17%
Adult primary care 13%
Ophthalmology 4%
Urology 4%
Surgery 3%
Obstetrics/Gynecology 0%
Oncology 0%
Pediatrics -2%
Rheumatology -2%
Orthopedics -3%
Endocrinology -4%
Gastroenterology -5%
Neurology -8%
Allergy/Immunology -10%
Cardiology -10%
Behavioral health -14%
Otolaryngology -17%
Pulmonology -20%
-30% -25% -20% -15% -10% -5% 0 5% 10% 15% 20%

Data are for the week of October 4–10 compared to the baseline week (March 1–7). Data are for only the selected specialties shown. The decline in visits is reflective of all visit types — in-person and telemedicine. Visits from nurse practitioners and physician assistants are not included. Urgent care center visits are not included in adult primary care or pediatrics.

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

The rebound in outpatient visits also has varied according to what type of insurance people have. Visits by Medicare patients, for instance, now exceed the number during the week before the pandemic began.



Percent change in visits from baseline, by insurance type
10%
0
-10%
-20%
-30%
-40%
-50%
-60%
-70%
02/16 02/23 03/01 03/08 03/15 03/22 03/29 04/05 04/12 04/19 04/26 05/03 05/10 05/17 05/24 05/31 06/07 06/14 06/21 06/28 07/05 07/12 07/19 07/26 08/02 08/09 08/16 08/23 08/30 09/06 09/13 09/20 09/27 10/04
Week starting
Medicare
Commercial
Medicaid

Download data

Data are presented as a percentage change in the number of visits of any type (in-person and telemedicine) in a given week from the baseline week (March 1–7). Because a patient's type of insurance is determined at each visit, some observed changes could reflect patients either losing their private insurance and becoming uninsured or patients enrolling in Medicaid. Many children have Medicaid, and some of these changes could be driven not by insurance but rather the differential impact on children and adults (see above).

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

The extent of rebound in outpatient visits also varies according to provider organization size. For example, among adult primary care providers, practices of one to five clinicians remain below baseline while organizations

of six or more are significantly above baseline.

Percent change in visits from baseline, by provider size


20%
10%
0
-10%
-20%
-30%
-40%
-50%
-60%
02/16 02/23 03/01 03/08 03/15 03/22 03/29 04/05 04/12 04/19 04/26 05/03 05/10 05/17 05/24 05/31 06/07 06/14 06/21 06/28 07/05 07/12 07/19 07/26 08/02 08/09 08/16 08/23 08/30 09/06 09/13 09/20 09/27 10/04
Week starting
1–5 providers
6+ providers

Download data

Data are presented as a percentage change in the number of visits in a given week from the baseline week (March 1–7). The size of the provider organization is based on the total number of providers of any specialty. We show data only for adult primary care providers to demonstrate that there is variation even within a given specialty.

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

Initially, as in-person visits dropped, telemedicine visits rose rapidly. Since the peak in mid-April, telemedicine use has slowly but steadily declined. The following graphs look at telemedicine use in several different ways.

The decline in in-person visits was steeper than the decline in visits overall, both telemedicine and in-person. The gap between the two lines in the graph below reflects the use of telemedicine.

Percent change in visits from baseline


10%
0
-10%
-20%
-30%
-40%
-50%
-60%
-70%
02/16 02/23 03/01 03/08 03/15 03/22 03/29 04/05 04/12 04/19 04/26 05/03 05/10 05/17 05/24 05/31 06/07 06/14 06/21 06/28 07/05 07/12 07/19 07/26 08/02 08/09 08/16 08/23 08/30 09/06 09/13 09/20 09/27 10/04
Week starting
All types of visits
In-person visits only

Download data

Data are presented as percentage change in number of visits in a given week from baseline week (March 1–7). Telemedicine includes both telephone and video visits.

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

The percentage of all visits via telemedicine visits is slowly declining from its April peak. But it continues to be well above the prepandemic baseline of very few telemedicine visits.

Number of telehealth visits in a given week as a percent of baseline total visits


14%
12%
10%
8%
6%
4%
2%
0
02/16 02/23 03/01 03/08 03/15 03/22 03/29 04/05 04/12 04/19 04/26 05/03 05/10 05/17 05/24 05/31 06/07 06/14 06/21 06/28 07/05 07/12 07/19 07/26 08/02 08/09 08/16 08/23 08/30 09/06 09/13 09/20 09/27 10/04
Week starting
Telemedicine visits

Download data

Data are presented as a percentage: the number of telemedicine visits in a given week is the numerator, while the number of visits in the baseline week (March 1–7) is the denominator. Telemedicine includes both telephone and video visits.

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

The most recent data — the week of October 4 — show striking variation among medical specialties in the percentage of visits that are conducted via telemedicine. Telemedicine use in many surgical specialties is very low, but in other specialites, especially behavioral health, its use remains robust.

Telehealth usage as percent of total visits during baseline week


Week starting 10/04
Ophthalmology 0%
Otolaryngology 1%
Orthopedics 1%
Surgery 2%
Dermatology 3%
Obstetrics/Gynecology 3%
Urology 4%
Oncology 4%
Cardiology 4%
Pediatrics 5%
Allergy/Immunology 7%
Pulmonology 8%
Adult primary care 9%
Gastroenterology 10%
Neurology 12%
Rheumatology 14%
Endocrinology 14%
Behavioral health 41%
0 5% 10% 15% 20% 25% 30% 35% 40% 45%

Data are for the selected specialties shown only. Data are presented as a percentage: the number of telemedicine visits in a given week is the numerator, while the number of visits in the baseline week (March 1–7) is the denominator. Telemedicine includes both telephone and video visits.

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

Larger provider organizations are using more telemedicine. For example, among adult primary care providers, organizations of six or more clinicians use more telemedicine than practices of one to five.

Telehealth usage as percent of total visits during baseline week, by provider size


20%
18%
16%



14%
12%
10%
8%
6%
4%
2%
0
1–5 providers
6+ providers
2/16 2/23 3/1 3/8 3/15 3/22 3/29 4/5 4/12 4/19 4/26 5/3 5/10 5/17 5/24 5/31 6/7 6/14 6/21 6/28 7/5 7/12 7/19 7/26 8/2 8/9 8/16 8/23 8/30 9/6 9/13 9/20 9/27 10/4
Week starting

Download data

Data are presented as a percentage: the number of telemedicine visits in a given week is the numerator, while the number of visits in the baseline week (March 1–7) is the denominator. Telemedicine includes both telephone and video visits. The size of the provider organization is based on the total number of providers of any specialty. We show data only for adult primary care providers to demonstrate that there is variation even within a given specialty.

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

Telemedicine use across provider organizations varies. Approximately one-third of organizations never adopted telemedicine at all. From April to September, many organizations shifted from heavy or moderate use of telemedicine to minimal use.

Organization broken down by the percent of all visits in a given month conducted via telemedicine



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0
35%
18%
14%
32%
9%
19%
39%
32%
April
September
No use
Minimal use (5% or less)
Moderate use (5% to 20%)
Heavy use (more than 20%)

Download data

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57

Data and Analyses

Phreesia is a health care technology company that helps ambulatory practices with the patient intake process, including registration, insurance verification, patient questionnaires, patient-reported outcomes, and payments. The data reported here come from Phreesia's clients, which include more than 1,600 provider organizations representing more than 50,000 providers across all 50 states. In a typical year, these provider organizations have more than 50 million outpatient visits, or more than 1 million visits a week.

The provider organizations include independent single-provider practices, multispecialty groups, Federally Qualified Health Centers, and large health systems. Of all visits in a typical week before the pandemic, 47 percent are with primary care physicians (adult and pediatric) and the other 54 percent of visits are spread across more than 25 specialties. Visits with nurse practitioners and physician assistants are included under these 25 other specialties.

Data come from several sources at the organizations: 1) practice

management/scheduling software; 2) check-in information submitted via patients on the Phreesia platform (e.g., reported age); and 3) selected data from the electronic health record, such as problem lists.

Visits were captured from February 1 through October 10, 2020. A visit was counted if it was in the practice's scheduling software and the patient was checked in. A visit is considered checked in when either the patient or someone at the practice (such as a nursing assistant) filled in the necessary information using the Phreesia platform and the patient was ready to see the provider. Telemedicine visits were identified in the scheduling software based on the appointment type or location. Telemedicine includes both telephone and video visits. The data exclude any new Phreesia clients who joined after February 15, 2020.

Phreesia staff, in consultation with Harvard University and Commonwealth Fund researchers, analyzed all data. They calculated results and shared them with the Harvard researchers in aggregate form as percentage drops from baseline. The baseline for visits was defined as the week of March 1 to 7 — a representative week among the organizations prior to effects of the pandemic. Visits on holidays were excluded.

The data have limitations. As with any convenience sample of providers, the patterns we observe may not be representative of all organizations nationally or regionally. Unscheduled same-day and walk-in visits are typically captured in the scheduling software, but it is possible some unscheduled telephone encounters were not captured if the software did not record them. Workflow and documentation practices have likely shifted during the pandemic as well. Finally, the fraction of all visits identified as telemedicine may be underestimated, since early in the pandemic providers were still creating processes to designate telemedicine visit types in their scheduling software.

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Publication Details

Publication Date: October 15, 2020

Contact: Ateev Mehrotra, Associate Professor of Health Care Policy and Medicine, Harvard Medical School

Email: Mehrotra@hcp.med.harvard.edu

Editor: Christopher Hollander

Topics

COVID-19 | Health Care Delivery Reform

Experts



Ateev Mehrotra
Associate Professor of Health Care Policy and Medicine, Harvard Medical School



Michael Chernew
Leonard D. Schaeffer Professor of Health Care Policy, Harvard Medical School

Citation:

Source: Ateev Mehrotra et al., *The Impact of the COVID-19 Pandemic on Outpatient Care: Visits Return to Prepandemic Levels, but Not for All Providers and Patients* (Commonwealth Fund, Oct. 2020). https://doi.org/10.26099/41xy-9m57



David Linetsky
Senior Vice President, Life Sciences, Phreesia



Hilary Hatch
Vice President, Clinical Engagement, Phreesia



David Cutler
Otto Eckstein Professor of Applied Economics, Kennedy School of Government, Harvard University



Eric C. Schneider
Senior Vice President for Policy and Research, The Commonwealth Fund

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